UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2003

RAYONIER INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-6780	13-2607329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Laura Street, Jacksonville, Florida 32202

(Address of principal executive offices, including zip code)

(904) 357-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 3, 2003, we issued a press release announcing the declaration of a special dividend to shareholders of record on November 14, 2003 to be paid on December 19, 2003. A copy of the election form and cover letter being sent to Rayonier shareholders of record in connection with the special dividend are attached as Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

99.1	Election form with respect to the special dividend.

99.2	Cover letter with respect to the special dividend.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

	By:	/s/ HANS E. VANDEN NOORT
Date: November 21, 2003		Hans E. Vanden Noort
Vice President and Corporate Controller

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EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Election Form with respect to the special dividend.	Furnished herewith

99.2	Cover Letter with respect to the special dividend.	Furnished herewith

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